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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 10, 1994 included or incorporated by reference in the Safety-Kleen Corp. Form 10-K for the year ended January 1, 1994, and to all references to our Firm included in this Registration Statement.


                              /s/  ARTHUR ANDERSEN LLP
                              ------------------------
                                   Arthur Andersen LLP

Chicago, Illinois,
November 8, 1994



                                  EXHIBIT 23.2